UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 10, 2009

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3418 North Val Vista Drive
Mesa, AZ 85213
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On March 10, 2009, Renegy Holdings, Inc. (the “Company”) provided advance notice to The NASDAQ Stock Market of its intent to voluntarily file for deregistration with the Securities and Exchange Commission and delist its common stock from The NASDAQ Capital Market. The deregistration and delisting will be in connection with the reverse and forward stock splits that are scheduled to be voted on by the Company’s stockholders at a special meeting of stockholders on March 27, 2009. The press release announcing the Company’s intent to voluntarily delist and deregister its common stock is filed herewith as Exhibit 99.1 to this report and is incorporated into this Item 3.01 by reference in its entirety.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.
99.1	Press Release for Renegy Holdings, Inc. dated March 10, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert M. Worsley
Robert M. Worsley
Chief Executive Officer

Date: March 10, 2009

Exhibit Index
99.1	Press Release of Renegy Holdings, Inc., dated March 10, 2009.